UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report: August 11, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

         Colorado                     000-23174              84 -1169286
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)         Identification No.)

                   1415 Larimer Street, Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 291-0999

      Former address: 1099 18th Street, Suite 2850, Denver, Colorado 80202
          (Former name or former address, if changes since last report)

Item 5. Other Events. "A press release, which is attached hereto, related to withdrawal of the previously announced going private proposal, was issued by the Registrant".

Item 7. Exhibits.

            EXHIBIT NO.                        DESCRIPTION
               99.1                           Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. THE QUIZNO'S CORPORATION


Date: August 11, 1999
By: /s/ John L. Gallivan
------------------------
John L. Gallivan, Chief Financial Officer